UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2013 (July 29, 2013)

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2013, the Board of Directors of Crawford & Company (the “Company”) unanimously elected Roger A. S. Day, age 64, as an independent Director of the Company. Mr. Day was most recently Executive Vice President of ACE Overseas General Division, a multiline property and casualty insurer, and a business segment of ACE Limited (NYSE:ACE), a position he held from November 2002 until his retirement in January 2013. Mr. Day will also serve as a member of the Audit Committee.

As a director, Mr. Day is entitled to compensation in the same amounts and type as other non-employee directors of the Company.

The Company issued a press release announcing this election on July 30, 2013. A copy of this press release is attached as Exhibit 99.1 hereto, and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits

(d).	Exhibits

Exhibit No.	Description

99.1	Press Release dated July 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY
(Registrant)

By:	/s/ Allen W. Nelson
Allen W. Nelson
Executive Vice President – General Counsel & Corporate Secretary

Dated: August 1, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 30, 2013

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